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                          [AMERICAN SELECT FUNDS LOGO]

                                   PROSPECTUS
                                JANUARY 1, 2000




                            AMERICAN SELECT FUNDS(R)


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                    Managed by AMR Investment Services, Inc.





                                   [PICTURE}

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                       AMERICAN SELECT CASH RESERVE FUND




The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund's prospectus is accurate or complete, nor does it judge the investment merit of these Funds. To state otherwise is a criminal offense.


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     TABLE OF CONTENTS

    About the Fund
    Overview....................................................    2
    Cash Reserve Fund...........................................    3
    The Manager.................................................    7
    Valuation of Shares.........................................    8
    About Your Investment
    Purchase and Redemption of Shares...........................    9
    Distributions and Taxes.....................................   12
    Additional Information
    Distribution of Trust Shares................................   13
    Master-Feeder Structure.....................................   13
    Year 2000...................................................   14
    Additional Information................................ Back Cover

ABOUT THE FUND
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Overview
---------------

The American Select Cash Reserve Fund (the "Fund") is managed by AMR Investment Services, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation.

The Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio (the "Portfolio") of the AMR Investment Services Trust (the "Trust"), which has an identical investment objective. Throughout this Prospectus, statements regarding investments by the Fund refer to investments made by the Portfolio. For easier reading, the term "Fund" is used throughout the Prospectus to refer to either the Fund or the Portfolio, unless stated otherwise. See "Master-Feeder Structure".

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About the Fund                          2                             Prospectus
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AMERICAN SELECT
CASH RESERVE FUND(SM)
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Investment Objective
-------------------------------

Current income, liquidity and the maintenance of a stable price of $1.00 per share.

Principal Strategies
------------------------------

The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

The Fund will only buy securities with the following credit qualities:

- rated in the highest short-term categories by two rating organizations, such as "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc., at the time of purchase,
- rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or
- unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

The Fund invests more than 25% of its total assets in obligations issued by the banking industry. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

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Prospectus                              3                         About the Fund
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AMERICAN SELECT
CASH RESERVE FUND(SM) -- (CONTINUED)
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Risk Factors
-------------------

- The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.
- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
- As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Fees and Expenses
----------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees.............................................  0.10%
Distribution (12b-1) Fees...................................  0.00
Other Expenses..............................................  0.06(2)
                                                              ----
TOTAL ANNUAL FUND OPERATING EXPENSES........................  0.16%
                                                              ====
Fee Waiver..................................................  0.04(3)
Net Expenses................................................  0.12%

(1) The expense table and the Example below reflect the expenses of both the Fund and its corresponding Portfolio.

(2)   Other Expenses are based on estimates for the current fiscal year.

(3) The Manager has contractually agreed to waive a portion of Management Fees through December 31, 2000 to the extent that Total Annual Fund Operating Expenses exceed 0.12%.

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About the Fund                          4                             Prospectus
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AMERICAN SELECT
CASH RESERVE FUND(SM) -- (CONTINUED)
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Example
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This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Net Expenses were used to calculate the cost for year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two and three. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
        1 YEAR ......................................................$12
        3 YEARS......................................................$47

Investment Adviser
-----------------------------

AMR Investment Services, Inc.

Performance of Similar AAdvantage Fund
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Shares of the American Select Cash Reserve Fund were not offered prior to
January 1, 2000. The performance in the chart and table below is that of the American AAdvantage Money Market Fund -- Institutional Class ("AAdvantage Fund"), a substantially similar Fund managed by the Manager that began offering its shares on September 1, 1987 and that invests in the Portfolio. Because the AAdvantage Fund had moderately higher expenses, its performance was slightly worse than the Fund would have realized during this period. The AAdvantage Fund is not offered in this Prospectus. The bar chart below provides an indication of risk by showing how the AAdvantage Fund's performance has varied from year to year. The data shown below reflects the total return for the periods shown, reduced by the actual expenses of the AAdvantage Fund. The Performance of the AAdvantage Fund is not the performance of the Fund.

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Prospectus                              5                         About the Fund
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AMERICAN SELECT
CASH RESERVE FUND(SM) -- (CONTINUED)
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Past performance is not necessarily indicative of how the Fund will perform in the future. Investors may call 1-800-231-4252 to obtain the Fund's current seven-day yield.
PERFORMANCE GRAPH

89                                                                               9.47
90                                                                               8.40
91                                                                               6.77
92                                                                               4.02
93                                                                               3.28
94                                                                               4.22
95                                                                               6.04
96                                                                               5.50
97                                                                               5.64
98                                                                               5.56

Highest Quarterly Return:             2.45%
(1/1/89 through 12/31/98)       (2nd Quarter 1989)
Lowest Quarterly Return:              0.80%
  (1/1/89 through 12/31/98)  (2nd & 4th Quarter 1993)
                                (1st Quarter 1994)

                                                                 AVERAGE ANNUAL TOTAL
                                                                        RETURN
                                                              ---------------------------
                                                                    AS OF 12/31/98
                                                              ---------------------------
                                                              1 YEAR   5 YEARS   10 YEARS
                                                              ------   -------   --------
AAdvantage Fund.............................................  5.56%     5.39%     5.87%

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About the Fund                          6                             Prospectus
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The Manager
---------------------

The Trust has retained AMR Investment Services, Inc. to serve as its Manager. The Manager, located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of September 30, 1999, the Manager had approximately $20.1 billion of assets under management, including approximately $7.1 billion under active management and $13.0 billion as named fiduciary or financial adviser. Of the total, approximately $14.2 billion of assets are related to AMR Corporation.

The Manager provides or oversees all administrative, investment advisory and portfolio management services to the Fund. The Manager develops the investment program for the Fund and serves as the sole investment adviser to the Fund. As compensation for providing management services, the Fund pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of the net assets of the Fund.

The Manager also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. However, the Manager does not anticipate that the Fund will engage in securities lending at this time. The Securities and Exchange Commission ("SEC") has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. Pursuant to exemptive relief from the SEC, the Fund may also invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by the Manager.

The Manager has discretion to purchase and sell securities for the Fund in accordance with the Fund's objectives, policies, and restrictions. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new investment advisers without approval of the Fund's shareholders, but subject to approval of the Trust's Board of Trustees ("Board"). The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

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Prospectus                              7                         About the Fund
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Valuation of Shares
-------------------------------

The price of the Fund's shares is based on its net asset value ("NAV") per share. The Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding. Securities held by the Fund are valued in accordance with the amortized cost method, which is designed to enable the Fund to maintain a stable NAV of $1.00 per share. In some cases, the price of debt securities is determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Fund's Board of Trustees. The Fund's NAV per share is determined as of the close of the New York Stock Exchange ("Exchange"), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. The Fund is not open and no NAV is calculated on Columbus Day and Veterans Day.

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About the Fund                          8                             Prospectus
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ABOUT YOUR INVESTMENT
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Purchase and Redemption of Shares
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Eligibility
---------------

Fund shares are offered without a sales charge to the tax-exempt retirement and benefit plans of AMR Corporation and its affiliates and other institutional investors who make an initial investment of at least $100 million, including:

- agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);
- endowment funds and charitable foundations;
- employee welfare plans which are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended (Code);
- qualified pension and profit sharing plans; and
- corporations.

The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Purchase Policies
--------------------------

No sales charges are assessed on the purchase or sale of Fund shares. Shares of the Fund are offered and purchase orders accepted until 4:00 p.m. Eastern Time (or the close of the Exchange, if earlier) on each day on which the Exchange is open for trading. In addition, shares of the Fund are not offered and orders are not accepted on Columbus Day and Veterans Day. If a purchase order is received in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day. Wire transfers to purchase shares must be drawn in U.S. dollars on a U.S. bank.

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Prospectus                              9                  About Your Investment
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Opening an Account
-------------------------------

A completed, signed application is required to open an account. You may request an application form by calling (800) 231-4252.

Complete the application, sign it and:

                                    Mail to:
                             American Select Funds
                            P.O. Box 619003, MD 5645
                           DFW Airport, TX 75261-9003

                                   or Fax to:
                        (817) 967-0768 or (817) 931-4331

Redemption Policies
------------------------------

Shares of the Fund may be redeemed by telephone or mail on any day that the Fund is open for business. For assistance with completing a redemption request, please call (800) 231-4252. Proceeds from redemptions requested by 2:00 p.m. Eastern Time generally will be wired to shareholders on the same day. In any event, proceeds from a redemption order will be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. The redemption price will be the NAV next determined after a redemption order is received in good order.

The Fund reserves the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Portfolio. Unpaid dividends credited to an account up to the date of redemption of all shares of the Fund generally will be paid at the time of redemption.

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About Your Investment                  10                             Prospectus
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HOW TO PURCHASE SHARES

To Make an Initial Purchase                          To Add to an Existing Account
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
By Wire
If your account has been established, you     Call (800) 231-4252 to purchase shares by
may call (800) 231-4252 to purchase shares    wire. Send a bank wire to State Street Bank
by wire. Send a bank wire to State Street     & Trust Co. with these instructions:
Bank & Trust Co. with these instructions:     - ABA# 0110-0002-8; AC-9905-342-3
- ABA# 0110-0002-8; AC-9905-342-3             - Attn: American Select Cash Reserve Fund
- Attn: American Select Cash Reserve Fund     - shareholder's account number and
- account number and registration.              registration.

HOW TO REDEEM SHARES

Method                                                  Additional Instructions
------------------------------------------------------------------------------------------
By Telephone
Call (800) 231-4252 to request a redemption.  Proceeds from redemptions placed by telephone will generally be transmitted by
                                              wire only, as instructed on the application
                                              form.
By Mail
Write a letter of instruction including       - Other supporting documents may be required
- the Fund name, Fund number                    for estates, trusts, guardianships,
- the shareholder account number                custodians, corporations, and welfare,
- the number of shares or dollar amount to      pension and profit sharing plans. Call
  be redeemed                                   (800) 231-4252 for instructions.
- and the authorized signature(s) of all      - Proceeds will only be mailed to the
  persons required to sign for the account.     account address of record or transmitted by
- A signature guarantee is required.            wire to a commercial bank account
                                                designated on the account application form.
Mail the letter to:
American Select Funds
P.O. Box 219643
Kansas City, MO 64121-9643

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Prospectus                             11                  About Your Investment
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General Policies
------------------------

If a shareholder's account balance in the Fund falls below $2 million, the shareholder may be asked to increase the balance. If the account balance remains below $2 million after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. The Fund also reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

The following policies apply to instructions you may provide to the Fund by telephone:

- The Fund, its officers, trustees, directors, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
- The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
- Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Distribution and Taxes
-------------------------------------

The Fund intends to distribute most or all of its net earnings in the form of monthly dividends from net investment income and distributions of realized net capital gains. Usually, any dividends and distributions of realized net short-term capital gains are taxable as ordinary income. Distributions by the Fund of any realized net long-term capital gains are taxable to their shareholders as long-term capital gains regardless of how long an investor has been a shareholder. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Distributions are paid to shareholders on the first business day after the month ends.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax adviser regarding specific questions as to the effect of federal, state or local income taxes on an investment in the Fund.

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About Your Investment                  12                             Prospectus
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ADDITIONAL INFORMATION
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Distribution of Trust Shares
----------------------------------------------

The Trust does not incur any direct distribution expenses related to the Fund. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by the Manager in accordance with the Management and Administrative Services Agreement to be used for the sale and distribution of Fund shares. In the event the Trust begins to incur distribution expenses for the Fund, distribution fees may be paid out of Fund assets, possibly causing the cost of your investment to increase over time.

Master-Feeder Structure
--------------------------------------

The Fund operates under a master-feeder structure. This means that the Fund is a "feeder" fund that invests all of its investable assets in a "master" fund with the same investment objective. The "master" fund purchases securities for investment. The master-feeder structure works as follows:

                         Master-Feeder Structure graph

The Fund can withdraw its investment in the Portfolio at any time if the Board determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund's assets will be invested according to the investment policies and restrictions described in this Prospectus.

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Prospectus                             13                 Additional Information
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Year 2000
-----------------

The Fund could be affected adversely if the computer systems used by the Manager, the Fund's other service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000 and beyond. Due to the Fund's reliance on various service providers to perform essential functions, the Fund could have difficulty calculating its NAV, processing orders for share redemptions and delivering account statements and other information to shareholders. The Manager has taken steps that it believes are reasonably designed to address the potential failure of computer systems used by the Manager and the Fund's service providers to address the Year 2000 issue. There can be no assurance that the steps taken by the Manager will be sufficient to avoid any adverse impact.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Manager takes into consideration. The Manager will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S. may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. If the value of the Fund's investment is adversely affected by a Year 2000 problem, the NAV of the Fund may be affected as well.

Financial Highlights
---------------------------------

Financial highlights are not available for the Fund, because as of the date of this Prospectus, it had not commenced active operations.

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Additional Information                 14                             Prospectus

                                  -- Notes --

ADDITIONAL INFORMATION
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Additional information about the fund is found in the documents listed below.
Request a free copy of these documents by calling (800) 231-4252.


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ANNUAL REPORT/SEMI-ANNUAL REPORT

The Fund's Annual and Semi-Annual Reports list the Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The fund's first semi-annual report will be available in August 2000, and the Annual report will be available in February 2001.

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STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).



To obtain more information about the Fund:

                 [TELEPHONE PICTURE]  BY TELEPHONE:
                                      Call (800) 231-4252

                 [MAIL PICTURE]       BY MAIL:
                                      American Select Funds
                                      P.O. Box 619003, MD5645
                                      DFW Airport, TX 75261-9003


  Copies of these documents may also be obtained from the SEC Public Reference
           Room by mailing a request, including a duplicating fee to:
SEC's Public Reference Section, 450 5th Street NW, Washington, D.C. 20549-6009.
          The Public Reference Room can be reached at (202) 942-8090.

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                            AMERICAN SELECT FUNDS(R)

                            SEC File Number 811-9603

American Airlines is not responsible for investments made in the American Select Funds. American Select Funds is a service mark of AMR Corporation. American Select Cash Reserve Fund is a service mark of AMR Investment Services, Inc.